                      SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.

                                  FORM 8-K/A

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):    MAY 1, 1995 .
                                                          -------------


                        LYONDELL PETROCHEMICAL COMPANY
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            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                     1-10145            95-4160558
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    (STATE OR OTHER JURISDICTION       (COMMISSION         (IRS EMPLOYER
        OF INCORPORATION)              FILE NUMBER)       IDENTIFICATION NO.)


        1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS          77010
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


    REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE      (713) 652-7200
                                                        -------------------


                                NOT APPLICABLE
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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) The following exhibit is filed with this report:

             23. Consent of Arthur Anderson LLP.

                                       2
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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 15, 1996                  LYONDELL PETROCHEMICAL COMPANY


                                          By: /s/ Joseph M. Putz
                                             -----------------------------
                                             Joseph M. Putz
                                             Vice President and Controller

                                       3
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                                 EXHIBIT INDEX


  Exhibit Number       Description
  --------------       ------------
      23               Consent of Arthur Anderson LLP.

                                       4